UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________

Date of report (Date of earliest event reported): January 27, 2005

Westborough Financial Services, inc.
(Exact name of registrant as specified in its charter)

Massachusetts	000-27997	04-3504121
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 E. Main Street, Westborough, MA 01581
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (508) 366-4111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Roger B. Leland retired from the Board of Directors of Westborough Financial Services, Inc. (the "Company") effective as of the Company's 2005 Annual Meeting of Stockholders held on January 27, 2005.

Item 7.01	Regulation FD Disclosure.

Management's presentation at the Company's 2005 Annual Meeting of Stockholders held on January 27, 2005 is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(c)	The following exhibit is furnished with this report:

	Exhibit No.	Description

	99.1	Management's presentation at the Company's 2005 Annual Meeting of Stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTBOROUGH FINANCIAL SERVICES, INC.

	By:	/s/ John L. Casagrande

	Name:	John L. Casagrande
	Title:	Senior Vice President and Treasurer

Date: January 31, 2005

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Management's presentation at the Company's 2005 Annual Meeting of Stockholders

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